Exhibit 10.5

SERIES B 6.0% CONVERTIBLE PREFERRED STOCK CONVERSION AGREEMENT

This Preferred Stock Conversion Agreement (this “Agreement”), dated as of this 25th day of April 2017 (the “Execution Date”), by and among Lilis Energy, Inc. (the “Company”) and the holders of the Company’s Preferred Stock (as defined below) (each a “Holder”).

RECITALS

WHEREAS, on June 15, 2016, the Company sold to the Holder pursuant to a securities purchase agreement (the “Purchase Agreement”) shares of the Company’s newly designated Series B 6% Convertible Preferred Stock (the “Preferred Stock”) with such rights and preferences as set forth in the Certificate of Designation of Preferences, Rights and Limitations of Preferred Stock (the “Certificate of Designation” and collectively with the Purchase Agreement and any related transaction documents, the “Transaction Documents”));

WHEREAS, the Holder currently holds the number of shares of Preferred Stock as set forth on Schedule A, attached hereto;

WHEREAS, the Company deems it advisable and in the best interests of its stockholders to restructure the Company’s capitalization as set forth herein;

WHEREAS, the Company and each Holder desire to amend the Certificate of Designation, in the form attached hereto as Exhibit A (the “Amended and Restated COD”), in order to remove any limitations upon beneficial ownership contained therein; and

WHEREAS, in consideration for the execution and delivery of this Agreement, immediately after the execution of this Agreement and the effectiveness of the Amended and Restated COD (the “Conversion Time”), subject to the terms hereof, all shares of Preferred Stock held by the Holder, including an increase to the Stated Value resulting from the payment of dividends thereon that would have accrued through December 31, 2017, shall be converted into shares of Common Stock, based on the conversion price set forth in the Certificate of Designation then in effect, without further action by the Holder (the “Conversion”).

NOW, THEREFORE, in consideration of the foregoing, of the mutual agreements hereinafter set forth, and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Holder hereby agree follows:

AGREEMENT

1.       Recitals. The parties hereto agree that the Recitals set forth above are true and correct and are incorporated into this Agreement by this reference.

2.        Definitions. Unless otherwise defined herein, all terms used herein shall have the definitions specified in the Certificate of Designation and the Purchase Agreement.

3.        Company’s Representations and Warranties.  The Company represents and warrants that each share of the Conversion Stock will be duly authorized, validly issued, fully paid and nonassessable.

4.        Holders’ Representations, Warranties, Covenants and Agreements.  Each Holder hereby represents and warrants to, and covenants and agrees with, the Company as follows:

(a)                Such Holder is the record and beneficial holder of the Preferred Stock set forth opposite such Holder’s name on Schedule A attached hereto, free and clear of any liens and encumbrances.

(b)               Such Holder has had complete and unrestricted access to all material information about the Company that could affect such Holder’s decision to agree to the Conversion.  As a result of such Holder’s access to all such material information, such Holder acknowledges that such Holder is fully informed and knowledgeable about the Company, its business, operations and plans, and has therefore made a fair and reasoned decision to consent to the Conversion.

(c)                Such Holder acknowledges that an investment in the Conversion Stock involves a substantial degree of risk and is suitable only for persons with adequate means who have no need for liquidity in their investments.

(d)               Such Holder has knowledge and experience in financial and business matters and is capable of evaluating the merits and risks of an investment in the Conversion Stock and the suitability of the investment for such Holder.

(e)                Such Holder is effecting the Conversion for investment purposes only and has no present intention to sell or exchange the Conversion Stock. Such Holder has adequate means for providing for his or her current needs in any foreseeable contingency, and such Holder has no need to sell the Conversion Stock in the foreseeable future.

(f)                Such Holder is an “accredited investor” as that term is defined in Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended.

(g)                Such Holder acknowledges that no federal or state agency has made any finding or determination as to the fairness of the Conversion, nor any recommendation or endorsement, of the issuance of the Conversion Stock in connection with the Conversion.

(h)               Such Holder acknowledges that none of the Conversion Stock has been registered under the Securities Act of 1933, as amended (the “Act”), or the blue sky laws of any state.

(i)                 Such Holder hereby acknowledges that Holder has relied on his or her own independent tax counsel regarding the tax effects, if any, of the Conversion.

(j)                 Holder has the requisite power and authority to enter into this Agreement and to consummate the transactions contemplated hereby and otherwise to carry out Holder’s obligations hereunder.

(k)               No consent, approval or agreement of any individual or entity is required to be obtained by the Holder in connection with the execution and performance by the Holder of this Agreement or the execution and performance by the Holder of any agreements, instruments or other obligations entered into in connection with this Agreement.

(l)                 There is no judgment, decree or order against the Holder that could prevent, enjoin, alter or delay any of the transactions contemplated by this Agreement.

(m)             There are no material claims, actions, suits, proceedings, inquiries, labor disputes or investigations pending or, to the Holder’s knowledge, threatened against the Holder or any of its assets, at law or in equity or by or before any governmental entity or in arbitration or mediation.

(n)               No bankruptcy, receivership or debtor relief proceedings are pending or, to the Holder’s knowledge, threatened against the Holder.

5.        Preferred Stock Conversion.

(a)  COD Amendment; Automatic Conversion. Immediately after the execution of this Agreement, the Company shall file the Amended and Restated COD with the Secretary of State for the State of Nevada. At the Conversion Time, the Conversion shall automatically take effect without any action on the part of the Holder such that the Holder shall receive that number of shares of Common Stock (the “Conversion Shares”) as stipulated therein and as stated on Schedule A attached hereto and the Holder acknowledges, accepts and authorizes the foregoing Conversion.

(b)    Cancellation of the Preferred Stock. The Holder unconditionally acknowledges, affirms and agrees that simultaneously with the Conversion and delivery to the Holder of the Conversion Shares, the Preferred Stock shall be deemed canceled, null and void, and the Company shall have no further obligation to the Holder with respect to the Preferred Stock or the Certificate of Designation. Moreover, for the avoidance of doubt, from and after the Closing, no further dividends shall be payable in respect of the shares of Preferred Stock outstanding immediately prior to the Closing. The Parties agree that any and all accrued dividends, liquidation preferences and other rights or privileges afforded to the shares Preferred Stock shall be terminated and cancelled upon the Closing.

(c)        Conversion Procedures. At the Conversion Time, (i) each Holder shall deliver to the transfer agent for the shares of Preferred, Stock, the original stock certificate(s) representing such Holders shares of Preferred Stock; and (ii) the Company shall issue and deliver to each Preferred Shareholder the number of Conversion Shares set forth for such Preferred Shareholder on Schedule A, as evidenced by an original stock certificate dated the Closing Date and registered in the name of such Preferred Shareholder.

6.        No Third Party Beneficiaries. Except as expressly set forth herein, this Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

7.        Governing Law. This Agreement shall be governed and construed in accordance with the laws of the State of New York, regardless of the laws that might otherwise govern under applicable principles of conflicts of law thereof. The undersigned agrees, on its behalf and on behalf of its representatives, to submit to the jurisdiction of any court of competent jurisdiction located in the State of New York, County of New York, to resolve any dispute relating to this agreement and waive any right to move to dismiss or transfer any such action brought in any such court on the basis of any objection to personal jurisdiction or venue.

8.        Counterparts. This Agreement may be executed by the Company and the Holder in any number of counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

[Signature Page Follows]

IN WITNESS WHEREOF, the Company and the Holder have executed this Agreement as of the Execution Date.

COMPANY:

LILIS ENERGY, INC.

By:	/s/ Abraham Mirman
Name:	Abraham Mirman
Title:	Chief Executive Officer

HOLDER:

LOGIC CAPITAL 2016

By:	/s/ Terence Lui

Name:	Terrence Lui

Title:	General Counsel and Chief Compliance Officer

Registration:	Gundyco in trust for A/C 515-00597 22

LOGIC CAPITAL 2016

By:	/s/ Terence Lui

Name:	Terrence Lui

Title:	General Counsel and Chief Compliance Officer

Registration:	Gundyco in trust for A/C 515-00596 23

INVESTOR COMPANY 5J5505D

By:	/s/ Matt Wood

Name:	Matt Wood

Title:	Portfolio Manager

BMO Nesbitt Burns

By:	/s/ Warren Irwin

Name:	Warren Irwin

Title:	Chief Investment Officer, Rosseau Asset Management Ltd.

Registration:	G10-Rosseau Special Situations Master Fund

BMO Nesbitt Burns

By:	/s/ Warren Irwin

Name:	Warren Irwin

Title:	Chief Investment Officer, Rosseau Asset Management Ltd.

Registration:	Rosseau Limited Partnership

THE BRALINA GROUP, LLC

By:	/s/ Abraham Mirman

Name:	Abraham Mirman

Title:	Managing Member

PERUGIA INVESTMENTS, LP

By:	/s/ Ronald Dean Ormand

Name:	Ronald Dean Ormand

Title:	General Partner

KURT ZIMMERMAN

By:	/s/ Kurt Zimmerman

Name:	Kurt Zimmerman

Title:	Owner

KKN HOLDINGS LLC

By:	/s/ Kevin Nanke

Name:	Kevin Nanke

Title:	Manager/Owner

J. STEVEN EMERSON ROTH IRA

By:	/s/ J. Steven Emerson

Name:	J. Steven Emerson

Title:	Sole Beneficiary

J. STEVEN EMERSON ROTH IRA ROLLOVER II

By:	/s/ J. Steven Emerson

Name:	J. Steven Emerson

Title:	Sole Beneficiary

PACIFIC CAPITAL MANAGEMENT LLC

By:	/s/ Jonathan Glaser

Name:	Jonathan Glaser

Title:	Managing Member

WALLINGTON INVESTMENT HOLDINGS LTD

By:	/s/ Pierre Caland

Name:	Pierre Caland

Title:	Director

EZRALOW FAMILY TRUST U/T/D 12/09/1980

By:	/s/ Bryan Ezralow

Name:	Bryan Ezralow

Title:	Trustee

EZRALOW MARITAL TRUST U/T/D 01/12/2002

By:	/s/ Bryan Ezralow

Name:	Bryan Ezralow

Title:	Trustee

MARSHALL S. EZRALOW ROTH IRA

By:	/s/ Marshall S. Ezralow

Name:	Marshall S. Ezralow

Title:	Participant

ELEVADO INVESTMENT CO, LLC

By:	/s/ Bryan Ezralow

Name:	Bryan Ezralow as Trustee of the Ezralow Family Trust

Title:	Manager and Member

EMSE, LLC

By:	/s/ Bryan Ezralow

Name:	Bryan Ezralow as Trustee of the Bryan Ezralow 1994 Trust

Title:	Manager and Member

MARC EZRALOW 1997 TRUST U/T/D 11/26/1997

By:	/s/ Marc Ezralow

Name:	Marc Ezralow

Title:	Trustee

BRYAN EZRALOW 1994 TRUST U/T/D 12/22/1994

By:	/s/ Bryan Ezralow

Name:	Bryan Ezralow

Title:	Trustee

EZ COLONY PARTNERS, LLC

By:	/s/ Bryan Ezralow

Name:	Bryan Ezralow as Trustee of the Bryan Ezralow 1994 Trust

Title:	Manager and Member

MARC EZRALOW IRREVOCABLE TRUST 06/01/2004

By:	/s/ Bryan Ezralow

Name:	Bryan Ezralow

Title:	Trustee

SPA TRUST U/T/D 09/13/2004

By:	/s/ Marc Ezralow

Name:	Marc Ezralow

Title:	Trustee

FREEDMAN 2006 IRREVOCABLE TRUST U/T/D 02/27/2006

By:	/s/ Gary E. Freedman

Name:	Gary E. Freedman

Title:	Trustee

DAVID LEFF FAMILY TRUST U/T/D 02/03/1988

By:	/s/ David Michael Leff

Name:	David Michael Leff

Title:	Trustee

C AND R IRREVOCABLE TRUST U/T/D 11/05/2007

By:	/s/ David Michael Leff

Name:	David Michael Lef

Title:	Trustee

THE RUNNELS FAMILY TRUST DTD 1-11-2000

By:	/s/ G. Tyler Runnels

Name:	G. Tyler Runnels

Title:	Trustee

TRW CAPITAL GROWTH FUND, LP

By:	/s/ G. Tyler Runnels

Name:	G. Tyler Runnels

Title:	Trustee

Exhibit A

Amended and Restated COD

[see attached]

Schedule A

Holder	Amount of Series B Preferred Shares Remaining	Shares Converted Based on Stated Value of Remaining Series B Shares	Amount of Interest Shares to be Converted Calculated with a Conversion Date of 12/31/17	Total Amount of Common Shares Converted
Rosseau Asset Management Ltd.	2,000	1,818,182	168,485	1,986,667
LOGiQ Capital 2016	1,426	1,296,364	120,130	1,416,494
Investor Company 5J5505D	3,952	3,592,727	332,926	3,925,654
J. Steven Emerson Roth IRA Pershing LLC as Custodian	750	681,818	63,182	745,000
J. Steven Emerson IRA Rollover II Pershing LLC as Custodian	750	681,818	63,182	745,000
Perugia Investments LP	1,000	909,091	84,242	993,334
Bralina Group LLC	1,650	1,500,000	139,000	1,639,000
KKN Holdings LLC	200	181,818	16,848	198,667
Pacific Capital Management, LLC	500	454,545	42,121	496,667
Wallington Investments Holdings, Ltd.	250	227,273	21,061	248,334
Kurt Zimmerman	125	113,636	10,530	124,167
Bryan Ezralow 1994 Trust DTD 12/22/94	300	272,727	25,273	298,000
Elevado Investment Company, LLC	150	136,364	12,636	149,000
EMSE, LLC	100	90,909	8,424	99,334
EZ Colony Patners, LLC	200	181,818	16,848	198,667
Marc Ezralow 1997 Trust u/t/d 11/26/97	150	136,364	12,636	149,000
Marshall S. Ezralow Roth IRA	100	90,909	8,424	99,334
Ezralow Marital Trust U/T/D 01/12/2002	50	45,455	4,212	49,667
Ezralow Family Trust U/T/D 12/09/1980	50	45,455	4,212	49,667
Freedman Family Trust u/t/d 02/27/2006	50	45,455	4,212	49,667
Marc Ezralow Irrevocable Trust u/t/d 06/01/04	50	45,455	4,212	49,667
SPA Trust u/t/d 09/13/04	50	45,455	4,212	49,667
C&R Leff Irrevocable Trust U/T/D 11/05/2007	25	22,727	2,106	24,834
David Leff Family Trust U/T/D 02/03/1988	25	22,727	2,106	24,834
TRW Capital Growth Fund, L.P.	200	181,818	16,849	198,667
The Runnels Family Trust DTD 1-11-2000	276	250,909	23,251	274,160
Total:	14,379	13,071,818	1,211,322	14,283,149